UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Constitution Mining Corp.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Constitution Mining Corp.
Calle Juan Fanning 219
Miraflores, Lima, Peru

Patrick Gorman
Chairman of the Board

April __, 2011

To our Stockholders:

I am pleased to invite you to attend the 2011 Annual Meeting of the stockholders of Constitution Mining Corp. to be held at 10:00 a.m., CST, Wednesday, May 25, 2011, at the offices of Quarles & Brady, 411 E. Wisconsin Avenue, Milwaukee, Wisconsin, 53202-4497.  Details regarding admission to the annual meeting and the business to be conducted are more fully described in the accompanying notice of annual meeting and proxy statement.

Your vote is important.  Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. Please review the instructions on each of your voting options described in the notice of annual meeting and proxy statement that you received in the mail.

Thank you for your ongoing support of, and continued interest in, Constitution Mining Corp.

Sincerely,

/s/ Patrick Gorman
Patrick Gorman
Chairman of the Board

Constitution Mining Corp.
Calle Juan Fanning 219
Miraflores, Lima, Peru

Notice of 2011 Annual Meeting of Stockholders
to be held on May 26, 2011

The 2011 Annual Meeting of the Stockholders of Constitution Mining Corp., a Delaware corporation (the “Company”), will be held at the offices of Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202-4497 at 10:00 a.m., CST, on Wednesday, May 25, 2011, for the following purposes:

1.	To elect six directors;

2.	To amend the Company’s Certificate of Incorporation to increase the authorized amount of common stock, par value $0.001 per share, from 300,000,000 shares to 600,000,000 shares;

3.
To amend the Company’s Certificate of Incorporation to designate the 50,000,000 shares of the Company’s authorized preferred stock, $0.01 par value per share, as a class of “blank check” preferred stock;

4.	To ratify the appointment of James Stafford, Inc., Chartered Accountants as our independent registered public accounting firm; and

5.	To act upon such other business as may properly come before the annual meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

The board of directors recommends that stockholders vote FOR the approval of each of the above proposals to be submitted at the Annual Meeting.

Only stockholders of record at the close of business on April 1, 2011 will be entitled to vote at the annual meeting or any adjournment or postponement thereof.

You are cordially invited to attend the annual meeting. Whether or not you plan to attend the annual meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

Copies of our notice of annual meeting, proxy statement and 2010 Annual Report to Stockholders are available at  www.constitutionmining.com.

By order of the Board of Directors

/s/ Patrick Gorman
Patrick Gorman
Chairman of the Board
April __, 2011
Lima, Peru

Important Notice Regarding the Availability of Proxy Materials for the 2011 Annual Meeting of Shareholders to be held on May 25, 2011:  The Company’s Proxy Statement is available at: [__________________].  The Company’s Annual Report on Form 10-K for the year ended December 31, 2010 is available at: [__________________]. To view this material, your browser must support the PDF file format.  If your browser does not support PDF viewing, download and installation instructions are available at the above link.
Your Vote is Important

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy as promptly as possible to ensure the presence of a quorum.  To assure your representation at the meeting, please sign and date the enclosed proxy exactly as your name appears thereon and return immediately in the envelope provided, which requires no postage if mailed in the United States.

Constitution Mining Corp.

Proxy Statement
For the 2011 Annual Meeting of Stockholders
INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the board of directors of Constitution Mining Corp., a Delaware corporation (“Constitution Mining” or the “Company”), for use at the 2011 Annual Meeting of Stockholders to be held at Wednesday, May 25, 2011, at 10:00 a.m., CST, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying notice of annual meeting of stockholders.  The annual meeting will be held at Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4497.  The telephone number at that location is (414) 277-5000.

These proxy solicitation materials were first mailed on or about April __, 2011 to all stockholders entitled to vote at the annual meeting.

Record Date and Voting Securities

Stockholders of record at the close of business on April 1, 2011 are entitled to notice of and to vote at the annual meeting.  At the record date, [181,107,618] shares of our authorized common stock were issued and outstanding and held of record by [308] stockholders.

Revocability of Proxies

You may revoke your proxy at any time before it is voted at the annual meeting.  In order to do this, you may either:

•	sign and return another proxy bearing a later date;

•	provide written notice of the revocation to Kenneth Phillippe, our Secretary, prior to the time we take the vote at the annual meeting; or

•	attend the annual meeting and vote in person.

Voting

You are entitled to one vote for each share of common stock held by you on the record date.

If a broker, bank or other nominee holds your shares, you will receive instructions from it that you must follow in order to have your shares voted.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your common stock by signing, dating and mailing the proxy card in the postage paid reply envelope that we have provided.  Of course, you may also choose to come to the annual meeting and vote your shares in person.  The proxy holders will vote your shares in accordance with those instructions.  If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors.

Required Vote

Proposal 1 – Election of Directors

Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a stockholders meeting at which a quorum is present. “Plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen.  Therefore, shares not voted, whether by withheld authority or otherwise, have no effect in the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a comparatively larger number of votes.  Any votes attempted to be cast “against” a candidate are not given legal effect and are not counted as votes cast in an election of directors.  However, any nominee who receives a greater number of votes “withheld” than “for” his election may be required to resign as described under “Proposal 1:  Election of Directors.”

Proposal 2 – Increase the Authorized Amount of Common Stock

To amend the Company’s Certificate of Incorporation to increase the authorized amount of common stock requires the affirmative vote of at least a majority of the Company’s outstanding shares of common stock. Thus, any abstentions or other limited proxies will have the effect of a vote against the increase in the authorized amount of common stock.

Proposal 3 – Designate the Authorized Preferred Stock as a Class of “Blank Check” Preferred Stock

To amend the Company’s Certificate of Incorporation to designate the 50,000,000 shares of the Company’s authorized preferred stock, $0.01 par value per share, as a class of blank check preferred stock requires the affirmative vote of at least a majority of the Company’s outstanding shares of common stock. Thus, any abstentions or other limited proxies will have the effect of a vote against the designation of the authorized preferred stock as a class of blank check preferred stock.

Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm

Although not required by law to submit the ratification of the independent registered public accounting firm to a vote by stockholders, the Audit Committee and the board of directors believe it is appropriate, as a matter of policy, to request that the stockholders ratify the appointment of James Stafford, Inc., Chartered Accountants (“James Stafford”) as Constitution Mining’s independent registered public accounting firm for 2011.  Assuming that a quorum is present at the annual meeting, the selection of James Stafford will be deemed to have been ratified if approved by the affirmative vote of a majority of the votes cast.  If the stockholders should not so ratify, the Audit Committee will reconsider the appointment.

Quorum Requirement

A quorum, which is a majority of our outstanding shares of common stock entitled to vote as of the record date, must be present or represented by proxy in order to hold the annual meeting and to conduct business.  Your shares will be counted as being present at the annual meeting if you attend the annual meeting in person or if you submit a properly executed proxy card.

Stockholder List

The stockholder list as of the record date will be available for examination by any stockholder at our corporate office, Calle Juan Fanning 219, Miraflores, Lima, Peru, beginning May 11, 2011, which is at least ten business days prior to the date of the annual meeting and the stockholder list will be available at the annual meeting.

Abstentions and Broker Non-Votes

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting.  Consequently, if you abstain from voting on the proposal to elect directors, your abstention will have no effect on the outcome of the vote with respect to this proposal.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters.  Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “for” routine matters but expressly instructing that the broker is NOT voting on non-routine matters.  Due to a recent regulatory change, brokers no longer have discretion to cast votes in the election of directors with respect to any shares held in street name for which they have not received voting directions from the beneficial owners.  Therefore, whether you hold your shares in street name or directly, you must vote your shares if you wish them to be counted in the election of directors.

A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.  Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but are not counted for determining the number of votes cast for or against a proposal.  Your broker will have discretionary authority to vote your shares on proposal 4 and any other business that properly comes before the meeting, all of which are routine matters, but not on proposals 1, 2 or 3 as described above.

Proxy Solicitation Costs

This solicitation of proxies is made by our board of directors, and all related costs will be borne by us.  None of our directors intends to oppose any action for which stockholder approval is being solicited.  In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.  Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Our Voting Recommendations

Our board of directors recommends that you vote:

•      FOR the election of the six nominees to the board of directors;
•      FOR the increase in the authorized amount of common stock;
•      FOR designation of the authorized preferred stock as a class of blank check preferred stock; and
•      FOR the ratification of the appointment of James Stafford, Inc., Chartered Accountants as our independent registered public accounting firm.

Voting Results

The preliminary voting results, or final voting results if known, will be disclosed within four business days following the annual meeting in a current report on Form 8-K.  The preliminary and final voting results will be calculated by our Inspector of Elections.

Stockholders Sharing the Same Address

Constitution Mining has adopted a procedure called “householding,” which has been approved by the Securities and Exchange Commission.  Under this procedure, Constitution Mining is delivering only one copy of the annual report and proxy statement to multiple stockholders who share the same address, unless Constitution Mining has received contrary instructions from an affected stockholder.  This procedure reduces Constitution Mining’s printing costs, mailing costs, and fees.  Stockholders who participate in householding will continue to receive separate proxy cards.

Constitution Mining will deliver, promptly upon written or oral request, a separate copy of the annual report and the proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered.  To receive a separate copy of the annual report or proxy statement, you may write or call Constitution Mining’s Investor Relations Department at Calle Juan Fanning 219, Miraflores, Lima, Peru, telephone +54-1-446-6807.  Any stockholders of record who share the same address and currently receive multiple copies of Constitution Mining’s annual report and proxy statement who wish to receive only one copy of these materials per household in the future, please contact Constitution Mining’s Investor Relations Department at the address or telephone number listed above to participate in the householding program.

A number of brokerage firms have instituted householding.  If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

Deadline for Receipt of Stockholder Proposals for 2012 Annual Meeting of Stockholders

As a stockholder, you may be entitled to present proposals for action at an upcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission and our bylaws.  The Corporate Secretary must receive a shareholder proposal no later than December 21, 2011, for the proposal to be considered for inclusion in our proxy materials for the 2012 Annual Meeting of Stockholders.  To otherwise bring a proposal or nomination before the 2012 Annual Meeting of Stockholders, you must comply with our Bylaws.  Currently, our Bylaws require written notice to the Corporate Secretary between February 24, 2012, and March 26, 2012.  If we receive your notice after March 26, 2012, then your proposal or nomination will be untimely.  In addition, your proposal or nomination must comply with the procedural provisions of our Bylaws.  If you do not comply with these procedural provisions, your proposal or nomination can be excluded.  Should the Board nevertheless choose to present your proposal, the named Proxies will be able to vote on the proposal using their best judgment.

Other Matters

Other than the proposals listed above, our board of directors does not intend to present any other matters to be voted on at the annual meeting.  Our board of directors is not currently aware of any other matters that will be presented by others for action at the annual meeting.  However, if other matters are properly presented at the annual meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended.

Proposal One

Election of Directors

Nominees

A Board of six directors is to be elected at the 2011 Annual Meeting of Stockholders.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, all of whom are presently directors of Constitution Mining.  In the event that any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present board of directors to fill the vacancy.  We are not aware of any nominee who will be unable or will decline to serve as a director.  The term of office for each person elected as a director will continue until the next annual meeting of Stockholders or until a successor has been elected and qualified.

The names of the nominees and certain information about them as of the date of this proxy statement are set forth below:

Name of Nominee	Age	Position	Director Since
Michael Stocker (4)(5)	42	President, Chief Executive Officer, Principal Executive Officer, Director	2008
Pat Gorman (1)(2)(3)	55	Director	2007
Robert Van Tassell (1)(4)(5)	75	Director	2009
Peter Wiget (2)(3)	47	Chief Financial Officer, Principal Financial Officer, Director	2010
Alois Wiget (1)(2)(3)	74	Director, Chairman	2008
Sam Storey	76	Director	2010
__________________
(1)           Member of Audit Committee
(2)           Member of Compensation Committee
(3)           Member of Nominating and Corporate Governance Committee
(4)           Member of Technical Committee
(5)           Member of Environmental, Health and Safety Committee

Michael Stocker.  Dr. Michael Stocker served as Chairman of our board of directors from October 2008 to January 2010 and has served as our Chief Executive Officer since January 2010.  Dr. Michael Stocker holds an MBA, and a PhD in Impact Analysis for Small and Medium Sized Company Development Programs from the University of Saint Gallen, Switzerland.  He also holds an MBA from the Community of European Management Schools, EVADE University, Barcelona, Spain.  Between 1992 and 1995, Dr. Stocker was responsible for the development of methodologies and the execution of impact analysis in Latin America for FUNDES International, a private organization for the sustainable development of small and medium sized companies in Latin America.  Between 1995 and 1997, he was Regional Manager of PROPEL, a private eco-efficient technologies consulting firm in Latin America, with headquarters in Bogotá, Colombia.  From 1997 to 2000, he worked as Senior Consultant for the Boston Consulting Group (BCG), in its offices in Mexico, Spain and Switzerland.  His main focus was on the development of Knowledge Management (KM) strategies, e-business, and effective financial programs for several Fortune 500 companies.  Starting October, 2000, Dr. Stocker became international e-business and KM manager for FUNDES International in Chile.  He was in charge of KM, e-business strategy, and set-up and implementation of all technology-related projects.  As leader of the Transference Unit, Michael was also responsible for the implementation of all projects outside of Latin America, including the transfer of knowledge from CFIs to PDFs.  In January, 2004, Dr. Stocker became founding manager of The Stocker Group, in Santiago, Chile, as a result of a management buy out of the FUNDES International Consulting’s e-business team.  The Stocker Group is present in 11 countries in Latin America, and works for various international clients such as ONUDI, the Swiss Government (SECO), the World Bank, USAID, IDB, FUNDES and AVINA.

Dr. Stocker founded a company that provides risk and knowledge management to international clients in Latin America.  He brings to the Board perspective on companies facing the same set of current external economic and social issues in Peru.  Moreover, Dr. Stocker’s day to day leadership and intimate knowledge of our business and operations provide the Board with company-specific experience and expertise.  These attributes led the Board to conclude, as of the time of this proxy statement, that he should continue to serve as a director of Constitution Mining.

Patrick Gorman.  Mr. Gorman has served as a member of our board of directors since November 2007 and previously served as Chairman of our board of directors.  Since 2000, Mr. Gorman has served as President of his private company, Resource Consultants Inc., a family owned and operated precious metals, hard-money assets brokerage firm. Mr. Gorman is the author of “The Value of Honest Money,” an investment book that offers capital preservation and wealth building strategies. Mr. Gorman also writes a newsletter outlining precious metals strategies within the context of domestic/global economic and political realities. For 18 years, he has hosted an internet-based talk radio show called “Hard Money Watch.”  Mr. Gorman is also the host to boutique-style investment conferences held in Tempe, Arizona.  Mr. Gorman has recently released a new book entitled “The Personal Responsibility Handbook: The Power of You.”

Mr. Gorman has experience running a brokerage firm specializing in precious metals and is widely respected as an expert on the markets for gold and silver.  Mr. Gorman’s leadership skills in consensus-building and executive management add an important dimension to our Board’s composition.  These attributes led the Board to conclude, as of the time of this proxy statement, that he should continue to serve as a director of Constitution Mining.

Robert Van Tassell.  Mr. Van Tassell has served as a member of our board of directors since April 2009.  Mr. Van Tassell has served on the board of directors of Amazon Goldsands Ltd. since December 2006.  Mr. Van Tassell has been involved in the Canadian mining industry for over fifty years.  Before retiring from full-time ventures in 1998, he spent the prior sixteen years (1982-1998) as Vice President of Exploration for the precious metals venture Goldcorp Inc., formerly known as Dickenson Mines.  Exploration teams led by Mr. Van Tassell are credited with such significant discoveries as the Husky Mine, the Minto copper deposit currently being mined by Capstone Mining, and more recently, Goldcorp’s High Grade Zone.  From 1984 through 1993, Mr. Van Tassell served as a board member of the Prospectors and Developers Association of Canada (PDAC), including as Chairman of the PDAC’s Program and Environmental Committees.  Mr. Van Tassell also served as a director of the Yukon Chamber of mines for eleven years, two of them as President.  He served four terms on the board of the Northern Resource Conferences, two of them as Chairman, and has taught introductory and advanced prospecting courses for the Chamber of Mines.  He is a Life Member of the CIM and a member of the Geological Association of Canada.

Mr. Van Tassell has been credited with leading the discovery of several mines in Canada and has served as Vice President of Exploration with a world leading mining company.  Mr. Van Tassell brings to our Board a depth of understanding as to our company’s business, history and organization and the various challenges we face in the current economic environment.  These attributes led the Board to conclude, as of the time of this proxy statement, that he should continue to serve as a director of Constitution Mining.

Peter Wiget.  Peter Wiget has served as our Chief Financial Officer, Principal Financial Officer, Secretary and Treasurer since July 2010 and previously served as our Chief Financial Officer from August 2008 to May 2009  .Mr. Wiget was appointed to serve as a member of the board of directors in January 2010.  Mr. Wiget serves as an Account Manager for WITRAG Management Consultants AG, a position he has held since 1989. Mr. Wiget also serves as a Director, Chief Financial Officer, and/or Chief Executive Officer of several private companies in Switzerland.

Mr. Wiget’s experience in finance and administration along with his broad network of contacts in North American and European financial markets serves the company well as it continues to grow forward and increase its financing needs.  These attributes led the Board to conclude, as of the time of this proxy statement, that he should continue to serve as a director of Constitution Mining.

Alois Wiget. Mr. Wiget has served as a member of our board of directors since August 2008 and has served as Chairman of our board of directors since January 2010.  Mr. Wiget has served, and continues to serve, as President and/or Chief Executive Officer for the following private companies: ICAT Consulting SA., Haustadt & Timmermann AG., Imprego AG., GIFI Finanzierungs-AG. and Vittoria Finanz AG.  Mr. Wiget is a co-owner of the consulting and accounting firm WITRAG Management Consultants SA since 1989.  Over the past 20 years, Mr. Wiget has served as an independent business consultant and tax advisor to various companies in Europe.  He is currently a senior member of the Swiss Economic Association in Zurich.

Mr. Wiget has extensive business experience in the areas of banking and accounting.  Mr. Wiget’s experience with accounting principles, financial reporting, and evaluating financial results makes him an asset to our board of directors. These attributes led the Board to conclude, as of the time of this proxy statement, that he should continue to serve as a director of Constitution Mining.

Sam Storey.  On October 11, 2010, the board of directors appointed Sam Storey to serve as a member of the board of directors.  Mr. Storey has served as a director of Sniper Resources Ltd., a private mineral exploration company based in Vancouver, British Columbia, since September 2006. Mr. Storey served as a director of Tone Resources Limited, a private mineral exploration company based in Vancouver, British Columbia, from May 2004 to April 2007.  Mr. Storey served as President, CEO and Chairman of the Board of COMSERV Inc. Communications Company, a private communications company based Memphis, Tennessee, from September 1995 to January 2000. Mr. Storey’s prior professional experience includes service as a Captain in the United States Navy and a commercial airline captain for Northwest Airlines.

Mr. Storey has over forty-five years of leadership and business negotiations experience from overlapping careers in the military and business sectors.  Mr. Storey, with his broad background holding senior leadership positions in the military, airline, insurance, communications and resource industries, provides experience in risk management and negotiation skills.  These attributes led the Board to conclude, as of the time of this proxy statement, that he should continue to serve as a director of Constitution Mining.

Family Relationships

Mr. Peter Wiget is the son of Mr. Alois Wiget.  With the exception of this relationship, there are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Vote Required

If a quorum is present and voting, the six nominees receiving the greatest number of votes will be elected to the board of directors.  Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the annual meeting but will have no other legal effect upon the election of directors under Delaware law.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
FOR EACH OF THE SIX NOMINEES NAMED ABOVE.

Corporate Governance

Board of Directors and Committee Meetings

Our board of directors held eight regular meetings during the fiscal year ended December 31, 2010.  In addition, various matters were approved by consent resolution, which in each case was signed by each of the members of the board of directors then serving.  Each of our incumbent directors attended at least 75% of the meetings of the board of directors and the committees on which he served in the fiscal year ended December 31, 2010.  Our directors are expected, unless exceptional circumstances occur, to attend, either in person or telephonically, all Board meetings and meetings of committees on which they serve, and are also expected to attend our annual meeting of stockholders.

Leadership Structure of the Board

Our board of directors does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the board of directors should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee.  Our board of directors believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and our shareholders.  Our board of directors believes that our independent directors provides effective oversight of management.  Notwithstanding, the positions of Chief Executive Officer and Chairman of the board of directors are presently held by two different individuals.

Board of Director’s Role in the Oversight of Risk Management

Our board of directors, with the assistance of our Audit Committee, oversees risk management and schedules time for periodic review of risk management, in addition to its other duties.  In this role, the board of directors receives reports from management and other advisors, and strives to generate serious and thoughtful attention to our risk management process and system, the nature of the material risks we face, and the adequacy of our policies and procedures designed to respond to and mitigate these risks.

Additionally, our board of directors encourages management to promote a corporate culture that understands risk management and incorporates it into our overall corporate strategy and day-to-day business operations.  Our risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for us.  As a result, the board of directors periodically ask our executives to discuss the most likely sources of material future risks and how we are addressing any significant potential vulnerability.

Committees of the Board of Directors

Our board of directors currently has five committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Technical Committee and an Environmental, Health and Safety Committee.  Each committee has a written charter approved by the board of directors outlining the principal responsibilities of the committee. Committee members have an opportunity to meet in executive session without management at the end of each regularly scheduled Committee meeting.

Audit Committee

On September 16, 2008, our board of directors unanimously resolved to create an Audit Committee and adopted an audit committee charter.  Our Audit Committee appoints the Company’s independent auditors, reviews audit reports and plans, accounting policies, financial statements, internal controls, audit fees, and certain other expenses and oversees our accounting and financial reporting process.  Specific responsibilities include selecting, hiring and terminating our independent auditors; evaluating the qualifications, independence and performance of our independent auditors; approving the audit and non-audit services to be performed by our auditors; reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies; overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters; reviewing any earnings announcements and other public announcements regarding our results of operations, in conjunction with management and our public auditors; and preparing the report that the Securities and Exchange Commission requires in our annual proxy statement.  The report of the Audit Committee for the year-ended December 31, 2009 is included in this proxy statement.

The Audit Committee is comprised of three Directors, each of whom is independent, as defined by the rules and regulations of the Securities and Exchange Commission.  The Audit Committee held four meetings during the year-ended December 31, 2010.  The members of our Audit Committee are Patrick C. Gorman, Robert Van Tassell and Alois Wiget.  Mr. Wiget was the Chairman of the Audit Committee during the fiscal year ended December 31, 2010.  Our board of directors determined that Mr. Wiget qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the Securities and Exchange Commission, and is independent, as noted above.

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by the Company’s independent accountants must be approved in advance by the Audit Committee to assure that such services do not impair the accountants’ independence from the Company.  The Audit Committee may delegate authority to pre-approve audit and non-audit services to any member of the Audit Committee, but may not delegate such authority to management.

Compensation Committee

Our Compensation Committee assists our board of directors in determining the development plans and compensation of our officers, directors and employees.  Specific responsibilities include approving the compensation and benefits of our executive officers; reviewing the performance objectives and actual performance of our officers; administering our stock option and other equity compensation plans; and reviewing and discussing with management the compensation discussion and analysis that the Securities and Exchange Commission requires in our future Form 10-Ks and proxy statements.

Our Compensation Committee is comprised of three Directors.  The Compensation Committee held four meetings during the year-ended December 31, 2010.  On September 16, 2008, the board of directors adopted a written charter.  The members of our Compensation Committee are Patrick C. Gorman, Alois Wiget and Peter Wiget.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee assists our board of directors by identifying and recommending individuals qualified to become members of our board of directors, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines.  Specific responsibilities include the following: evaluating the composition, size and governance of our board of directors and its committees and making recommendations regarding future planning and appointing directors to our committees; establishing a policy for considering stockholder nominees for election to our board of directors; and evaluating and recommending candidates for election to our board of directors.

Our Nominating and Corporate Governance Committee is comprised of three Directors.  The members of our Nominating Committee are Patrick C. Gorman, Peter Wiget and Alois Wiget.  The Nominating Committee was created by our board of directors on September 16, 2008, when the board of directors adopted a written charter.  The Nominating and Corporate Governance Committee held one meeting during the year-ended December 31, 2010.

Technical Committee

Our Technical Committee assists our board of directors by providing scientific and technical advice to ensure our reporting on mineral exploration and development is consistent with industry and market standards.  Specific responsibilities include the following: advise on technical issues that affect the reporting requirements of various regulatory agencies; review internal reports, press releases and other information that may be used for public disclosure of technical information; and investigation and acquisition of new mineral projects.

The members of our Technical Committee are Michael Stocker and Robert Van Tassell.  The Technical Committee was created by our board of directors on September 16, 2008, when the board of directors adopted a written charter.  The Technical Committee held one meeting during the year-ended December 31, 2010.

Environmental, Health and Safety Committee

Our Environmental, Health and Safety Committee assists our board of directors by establishing an Environmental, Health and Safety Policy, ensuring that the policy in being implemented, and making any appropriate recommendations.  Specific responsibilities include the following: reviewing reports on matters related to Environmental, Health and Safety; and instituting, if necessary, special investigations and if appropriate, hire special counsel or experts to assist.

The members of our Environmental, Health and Safety Committee are Michael Stocker and Robert Van Tassell. The Environmental, Health and Safety Committee was created by our board of directors on September 16, 2008, when the board of directors adopted a written charter.  The Environmental, Health and Safety Committee held one meeting during the year-ended December 31, 2010.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is made up of three directors, Patrick Gorman, Peter Wiget and Alois Wiget.  Peter Wiget is the Company’s Chief Financial Officer and son of Alois Wiget.  Other than as set forth, no interlocking relationship exists between the members of our Compensation Committee and the board of directors or compensation committee of any other company.

Director Independence

Our board of directors undertook its annual review of the independence of the directors and considered whether any director had a material relationship with us or our management that could compromise his ability to exercise independent judgment in carrying out his responsibilities.  As a result of this review, the Board affirmatively determined that Alois Wiget, Patrick Gorman, Sam Storey and Robert Van Tassell are “independent directors” as such term is used under the rules and regulations of the Securities and Exchange Commission.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the board of directors by writing to us at Constitution Mining Corp., Attention:  Corporate Secretary, Calle Juan Fanning 219, Miraflores, Lima, Peru. Stockholders who would like their submission directed to a particular member of the board of directors may so specify and the communication will be forwarded as appropriate.

Policy for Director Recommendations and Nominations

Our Nominating and Corporate Governance Committee of the Board will consider candidates for Board membership suggested by Board members, management and our stockholders.  It is the policy for our Nominating and Corporate Governance Committee to consider recommendations for candidates to the board of directors from any stockholder of record.  A director candidate recommended by our stockholders will be considered in the same manner as a nominee recommended by a Board member, management or other sources.

When the Nominating and Corporate Governance Committee has either identified a prospective nominee or determined that an additional or replacement director is required, the Nominating and Corporate Governance Committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the board of directors or management.  In its evaluation of director candidates, including the members of the Board eligible for re-election, the Nominating and Corporate Governance Committee considers a number of factors, including: the current size and composition of the board of directors, the needs of the board of directors and the respective committees of the Board, and such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service, and potential conflicts of interest.

The Nominating and Corporate Governance Committee of the Board selects director nominees.  In relation to such nomination process, the Nominating and Corporate Governance Committee:

•	determine the criteria for the selection of prospective directors and committee members;

•	review the composition and size of the Board and its committees to ensure proper expertise and diversity among its members;

•	evaluate the performance and contributions of directors eligible for re-election;

•	determine the desired qualifications for individual directors and desired skills and characteristics for the Board;

•	identify persons who can provide needed skills and characteristics;

•	screen possible candidates for Board membership;

•	review any potential conflicts of interests between such candidates and the Company’s interests; and

•	share information concerning the candidates with the Board, and solicit input from other directors.

The Nominating and Corporate Governance Committee has specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; skills that are complementary to those of the existing Board; the ability to assist and support management and make significant contributions to our success, and an understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

While the Board does not have a formal diversity policy, it is the Company’s and the Board’s policy to identify potential candidates without regard to any candidate’s race, color, disability, gender, national origin, religion or creed, and the Company seeks to ensure the fair representation of shareholder interests on the Board through the criteria set forth above.  The Board believes that the use of the Nominating and Governance Committee’s general criteria, along with non-discriminatory policies, will best result in a Board that shows diversity in many respects.  The Board believes that it currently maintains that diversity.

After completing its evaluation, the Nominating and Corporate Governance Committee makes a recommendation to the full board of directors as to the persons who should be nominated to the Board, and the board of directors determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.

Stockholder Recommendations for Director Nominations.  Stockholder recommendations for director nominations may be submitted to the Company at the following address:  Constitution Mining Corp., Attention:  Corporate Secretary, Calle Juan Fanning 219, Miraflores, Lima, Peru.  Such recommendations will be forwarded to the Nominating and Corporate Governance Committee for consideration, provided that they are accompanied by sufficient information to permit the Board to evaluate the qualifications and experience of the nominees, and provided that they are in time for the Nominating and Governance Committee to do an adequate evaluation of the candidate before the annual meeting of stockholders.  The submission must be accomplished by a written consent of the individual to stand for election if nominated by the board of directors and to serve if elected and to cooperate with a background check.

Stockholder Nominations of Directors.  The bylaws of the Company provide that in order for a stockholder to nominate a director at an annual meeting, the stockholder must give timely, written notice to the Secretary of the Company and such notice must be received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders. Such stockholder’s shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in the notice, (ii) the principal occupations or employment of each nominee for the past five (5) years, (iii) the number of shares of the Company which are beneficially owned by each nominee, (iv) other directorships held by each nominee, (v) the names of business entities of which each nominee owns a ten percent (10%) or more beneficial interest and (vi) all other information with respect to each nominee as is required by the Federal proxy rules in effect at the time such notice is submitted.  In addition, the notice shall be accompanied by a statement, over the signature of each proposed nominee, that the nominee consents to being a nominee and that if elected intends to serve as a Director, and confirming the information with respect to him or her set forth in the notice.  At the request of the board of directors, any person nominated for election as a director shall furnish to the Secretary of the Company the information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

To be timely in the case of a special meeting or if the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, a stockholder’s notice must be received at the principal executive offices of the Corporation no later than the close of business on the tenth day following the earlier of the day on which notice of the meeting date was mailed or public disclosure of the meeting date was made.

Code of Ethics and Conduct

Our board of directors has adopted a Code of Ethics and Conduct that is applicable to all of our employees, officers and directors.  Our Code of Ethics and Conduct is intended to ensure that our employees act in accordance with the highest ethical standards.  The Code of Ethics and Conduct is available on the Investor Relations page of our website at http://www.constitutionmining.com. and the Code of Ethics and Conduct has been filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Compensation of Directors for Year Ended December 31, 2010

Set forth below is a summary of the compensation paid to each person that served as a director that was not an executive officer or employee of Constitution Mining in fiscal 2010.  The following table does not include Dr. Michael Stocker, Mr. Peter Wiget and Mr. Gary Artmont who each served as executive officers, as well as directors, of Constitution Mining during part of 2010 and who did not receive compensation for service on Constitution Mining’s board of directors in 2010.  The compensation arrangements for Dr. Michael Stocker, Mr. Peter Wiget and Mr. Gary Artmont is discussed under “Executive Compensation” in this proxy statement.

We have no standard arrangement in place to compensate directors for their services in their capacity as directors.  Directors are not paid for meetings attended.   All travel and lodging expenses associated with corporate matters are reimbursed by us, if and when incurred.

Director Compensation

Name	Fees Earned Or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Patrick Gorman	-	-	103,604	20,000	130,604
Hernan Zaballa (3)	-	-	-	-	-
Sam Storey (4)	-	-	-	-	-
Alois Wiget	-	-	621,624	55,000 (5)	676,624
Robert Van Tassell	-	-	103,604	-	103,604
___________
(1)      The amounts in the table reflect the grant date fair value of options and stock awards to the named directors in accordance with Accounting Standards Codification Topic 718.  The ultimate values of the options and stock awards to the executives generally will depend on the future market price of Constitution Mining’s common stock, which cannot be forecasted with reasonable accuracy. The actual value, if any, that an optionee will realize upon exercise of an option will depend on the excess of the market value of the common stock over the exercise price on the date the option is exercised.

(2)      The amounts listed under the Column entitled “All Other Compensation” in the “Summary Compensation Table” related to consulting fees earned during the period reported.
(3)       Mr. Zaballa resigned as a director on April 6, 2010.
(4)       Mr. Storey was appointed to serve as a director on  October 11, 2010.
(5)       Reflects fees paid for consulting services to Vittoria Finance Limited, an entity controlled by Mr. Wiget.

Proposal Two

Amendment of the Certificate of Incorporation to Increase
Number of Authorized Shares of Common Stock

Our board of directors of the Company proposes amending the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock as more fully described below. The Company currently has authorized capital stock of 300,000,000 shares of common stock, with approximately [181,107,618] shares of common stock outstanding and 50,000,000 shares of preferred stock, with no shares of preferred stock currently outstanding. The Board believes that the increase in the number of authorized shares of common stock would provide the Company greater flexibility with respect to the Company’s capital structure for purposes such as future additional equity financings and acquisitions. Our board of directors believes that an amendment to the Certificate of Incorporation, substantially as set forth below, is in the best interest of the Company and its shareholders.

Purposes of the Amendment

Our board of directors recommends the increase in authorized shares of common stock to increase the Company’s financial flexibility. Our board of directors believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in the Company’s capital structure than now exists. The extra shares of authorized common stock would be available for issuance from time to time as determined by the board of directors for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company’s business and operations, and issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or properties.

Principal Effects Of The Increase in Authorized Shares

The proposal to increase the Company’s authorized shares of common stock was determined by our board of directors, in its sole discretion. The Company’s stockholders will not realize any dilution in their voting rights as a result of the increase in authorized shares of common stock but will experience dilution to the extent additional shares would be issued.

Issuance of significant numbers of additional shares of the Company’s common stock in the future (i) will dilute stockholders’ percentage ownership, and (ii) if such shares are issued at prices below what current stockholders’ paid for their shares, may dilute the value of current stockholders’ shares.

Having an increased number of authorized but unissued shares of common stock would allow the Company to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of shareholders for the purpose of approving an increase in the Company’s capitalization. The issuance of additional shares of common stock may, depending upon the circumstances under which such shares are issued, reduce shareholders’ equity per share and may reduce the percentage ownership of common stock by existing shareholders. It is not the present intention of the board of directors to seek shareholder approval prior to any issuance of shares of common stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the board of directors that the delay necessitated for shareholder approval of a specific issuance could be to the detriment of the Company and its shareholders.

When issued, the additional shares of common stock authorized by the amendment will have the same rights and privileges as the shares of common stock currently authorized and outstanding. Holders of common stock have no preemptive rights and, accordingly, shareholders would not have any preferential rights to purchase any of the additional shares of common stock when such shares are issued.

Shares of authorized and unissued common stock could be issued in one or more transactions that could make it more difficult, and therefore less likely, that any takeover of the Company could occur. Issuance of additional common stock could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of shares of common stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to the Company’s Certificate of Incorporation or Bylaws would not receive the required stockholder approval. Accordingly, the power to issue additional shares of common stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board.

Effective Date of the Amendment

If the Amendment is approved by our stockholders, we have to file the certificate of amendment with the Delaware Secretary of State in order for the amendment to become effective. If we obtain stockholder approval of this proposal, we intend to file the certificate of amendment for the Amendment as soon as practicable.

Our board of directors reserves the right, notwithstanding stockholder approval of the Amendment and without further action by our stockholders, not to proceed with the Amendment at any time before the effective date of the amendment and restatement of our certificate of incorporation.

Regarding the authorized capital structure of the Company, Article 4 of the Company’s Certificate of Incorporation currently provides as follows:

4.           Authorized Capital Stock.  The Corporation is authorized to issue two classes of stock, to be designated “common stock,” with a par value of $0.001 per share, and “Preferred Stock,” with a par value of $0.001 per share.  The total number of shares of common stock that the Corporation shall have authority to issue is 300,000,000, and the total number of shares of Preferred Stock that the Corporation shall have authority to issue is 50,000,000.

Our board of directors has approved the following amendment to Article 4, subject to approval of such amendment by the holders of the Company’s common stock as specified below:

The entire Article 4 is to be deleted in its entirety and be replaced by the following paragraph:

4.           Authorized Capital Stock.  The Corporation is authorized to issue two classes of stock, to be designated “Common Stock,” with a par value of $0.001 per share, and “Preferred Stock,” with a par value of $0.001 per share.  The total number of shares of Common Stock that the Corporation shall have authority to issue is 600,000,000, and the total number of shares of Preferred Stock that the Corporation shall have authority to issue is 50,000,000.

Required Vote

Amending the Certificate of Incorporation of the Company requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company. Unless marked to the contrary, proxies received will be voted “FOR” Proposal Two.

Our board of directors unanimously recommends that stockholders vote FOR the amendment of the Company’s Certificate of Incorporation to increase the authorized amount of common stock, par value $0.001 per share, from 300,000,000 shares to 600,000,000 shares.

Proposal Three

Approval of Amendment to Certificate of Incorporation to Designate The
50,000,000 Shares of the Company’s Authorized Preferred Stock, $0.001 Par Value
Per Share, As A Class of “Blank Check” Preferred Stock
General

We are asking our stockholders to approve an amendment to our certificate of incorporation to designate the 50,000,0000 shares of authorized preferred stock, par value $0.001, as a class of “blank check” preferred stock so as to enable our board of directors to prescribe the series and the number of the shares of each series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of preferred stock. Although our the board of directors is currently authorized to issue up to 50,000,000 shares of preferred stock, it is not currently authorized to issue blank check preferred stock.  The Board believes that the amendment would provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing and acquisitions. Our board of directors believes that an amendment to the Certificate of Incorporation substantially as set forth below is in the best interest of the Company and its shareholders.

Our certificate of incorporation currently authorize the issuance of up to 300,000,000 shares of common stock with a par value of $0.001 per share and 50,000,000 shares of preferred stock with a par value of $0.001. If our certificate of incorporation is amended to authorize the issuance of “blank check” preferred stock, the board of directors would have discretion to prescribe the series and the number of the shares of each series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of preferred stock. If this proposal is approved by our stockholders, our board of directors does not intend to solicit further stockholder approval prior to the issuance of any shares of preferred stock, except as may be required by applicable law or rules. The term “blank check” preferred stock refer to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof are determined by the board of directors of a company.

Upon the effectiveness of the amendment allowing the board of directors to issue blank check preferred stock, the board of directors will have the express authority to execute and file a certificate of designation setting forth the series and the number of the shares of each series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each series of our preferred stock.

Purposes of the Amendment

Our board of directors recommends the amendment to allow the board of directors to issue blank check preferred stock. Our board of directors believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in the Company’s capital structure than now exists.  If the proposed amendment is approved, the board of directors would be empowered, without the necessity of further action or authorization by the Company’s shareholders, unless required in a specific case by applicable laws or regulations, to authorize the issuance of the Preferred Stock from time to time in one or more series, and to fix by resolution or resolutions, designations, preferences, limitations and relative rights of each such series. Each series of Preferred Stock could, as determined by the board of directors at the time of issuance, rank, with respect to dividends and redemption and liquidation rights, senior to the Company’s common stock. No preferred stock is presently authorized by the Company’s Certificate of Incorporation.

Effects of the Amendment

The issuance of shares of our preferred stock may adversely affect the rights of the holders of our common stock. If this amendment to allow the board of directors to issue blank check preferred stock is approved by our stockholders, out board of directors will be authorized to issue shares of preferred stock with certain designations, rights, qualifications, preferences, limitations and terms, any of which may dilute the voting power and economic interest of the holders of our common stock. For example, in the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares caused by the issuance of our preferred stock would dilute the earnings per share and book value per share of all outstanding shares of our common stock. In addition, in a liquidation, the holders of our preferred stock may be entitled to receive a certain amount per share of our preferred stock before the holders of our common stock receive any distribution. In addition, the holders of our preferred stock may be entitled to vote and such votes may dilute the voting rights of the holders of our common stock when we seek to take corporate action. Our preferred stock also may be convertible into shares of our common stock. Furthermore, our preferred stock could be issued with certain preferences over the holders of our common stock with respect to dividends or the power to approve the declaration of a dividend. The aforementioned are only examples of how shares of our preferred stock, if issued, could result in:

•	reduction of the amount of funds otherwise available for payment of dividends on our common stock;
•	restrictions on dividends on our common stock;
•	dilution of the voting power of our common stock; and
•	restrictions on the rights of holders of our common stock to share in our assets on liquidation until satisfaction of any liquidation preference granted to the holders of our preferred stock.

In addition to financing purposes, we could also issue blank check preferred stock that may, depending on the terms of such series, make it more difficult or discourage an attempt to obtain control of our company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of our board of directors, this action would be in the best interest of our company and stockholders, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of our company. Such blank check preferred shares also could be privately placed with purchasers favorable to our board of directors in opposing such action. In addition, our board of directors could authorize holders of a series of our preferred stock to vote either separately as a class or with the holders of our common stock, on any merger, sale or exchange of assets by our company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new blank check preferred shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of our company should our board of directors consider the action of such entity or person not to be in the best interest of our stockholders. The issuance of new blank check preferred shares also could be used to entrench current management or deter an attempt to replace our board of directors by diluting the number or rights of shares held by individuals seeking to control our company by obtaining a certain number of seats on our board of directors.

Effective Date of the Amendment

If the amendment is approved by our stockholders, we have to file the certificate of amendment with the Delaware Secretary of State in order for the amendment to become effective. If we obtain stockholder approval of this proposal, we intend to file the certificate of amendment for the amendment as soon as practicable.

Our board of directors reserves the right, notwithstanding stockholder approval of the amendment and without further action by our stockholders, not to proceed with the amendment at any time before the effective date of the amendment and restatement of our certificate of incorporation.

Dissenters Rights

Neither Delaware law nor our certificate of incorporation or bylaws provides our stockholders with the rights of appraisal or similar rights of dissenters with respect to the amendment.

Article 4 of the Company’s Certificate of Incorporation currently provides as follows:

4.           Authorized Capital Stock.  The Corporation is authorized to issue two classes of stock, to be designated “Common Stock,” with a par value of $0.001 per share, and “Preferred Stock,” with a par value of $0.001 per share.  The total number of shares of Common Stock that the Corporation shall have authority to issue is 300,000,000, and the total number of shares of Preferred Stock that the Corporation shall have authority to issue is 50,000,000.

Our board of directors has approved the following amendment to Article 4, subject to approval of such amendment by the holders of the Company’s common stock as specified below:

The entire Article 4 is to be deleted in its entirety and be replaced by the following paragraphs:

4.           Authorized Capital Stock.

A.           Classes of Stock. The Corporation is authorized to issue two classes of stock, to be designated “Common Stock,” with a par value of $0.001 per share, and “Preferred Stock,” with a par value of $0.001 per share.  The total number of shares of Common Stock that the Corporation shall have authority to issue is 300,000,000, and the total number of shares of Preferred Stock that the Corporation shall have authority to issue is 50,000,000.

B.           Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors is hereby authorized, in the resolution or resolutions adopted by the Board of Directors providing for the issue of any wholly unissued series of Preferred Stock, within the limitations and restrictions stated in this Amended and Restated Certificate of Incorporation, to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them, and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding, and any other preferences, privileges and relative rights of such series as the Board of Directors may deem advisable, provided no shares of such series are then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

In the event that Proposal Two and Proposal Three are approved by the Shareholders, then

The entire Article 4 is to be deleted in its entirety and be replaced by the following paragraphs:

4.           Authorized Capital Stock.

A.           Classes of Stock. The Corporation is authorized to issue two classes of stock, to be designated “Common Stock,” with a par value of $0.001 per share, and “Preferred Stock,” with a par value of $0.001 per share.  The total number of shares of Common Stock that the Corporation shall have authority to issue is 600,000,000, and the total number of shares of Preferred Stock that the Corporation shall have authority to issue is 50,000,000.

B.           Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors is hereby authorized, in the resolution or resolutions adopted by the Board of Directors providing for the issue of any wholly unissued series of Preferred Stock, within the limitations and restrictions stated in this Amended and Restated Certificate of Incorporation, to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them, and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding, and any other preferences, privileges and relative rights of such series as the Board of Directors may deem advisable, provided no shares of such series are then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Required Vote

Amending the Certificate of Incorporation of the Company requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company. Unless marked to the contrary, proxies received will be voted “FOR” Proposal Three.

Our board of directors unanimously recommends that stockholders vote FOR The Amendment to The Company’s Certificate of Incorporation to Designate The 50,000,000 shares of the Company’s Authorized Preferred Stock, $0.01 Par Value Per Share, As a Class of “Blank Check” Preferred Stock

Proposal Four

Ratification of Appointment of Independent
Registered Public Accounting Firm

The Audit Committee of the board of directors has appointed James Stafford, Inc., Chartered Accountants as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2011 and recommends that stockholders vote for ratification of such appointment.  During the 2010 fiscal year, James Stafford, Inc., Chartered Accountants served as our independent registered public accounting firm and also provided certain tax and other non-audit services.  Although we are not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so.  Notwithstanding the selection by the Audit Committee of James Stafford, Inc., Chartered Accountants, the Audit Committee may direct the appointment of a new independent registered public accounting firm at any time during the year if the board of directors determines that such a change would be in our best interest and in that of our stockholders.  If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment.

Representatives of James Stafford, Inc., Chartered Accountants are not expected to attend the annual meeting.

Audit and Related Fees

The following table is a summary of the fees billed to us by James Stafford, Inc., Chartered Accountants for professional services for the fiscal years ended December 31, 2010 and December 31, 2009:

	Fiscal 2010 Fees	Fiscal 2009 Fees
Fee Category
Audit Fees	[__________]	$11,988
Audit-Related Fees	[__________]	$9,732
Tax Fees	-	-
All Other Fees	-	-
Total Fees	[___________]	$21,721

Audit Fees.  Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees.  Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees.  Consists of fees for products and services other than the services reported above. In fiscal 2010 and 2009, these services included administrative services.

The Audit Committee’s practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent registered public accounting firm.  All of the fees shown above were pre-approved by the Audit Committee.

The audit report of James Stafford, Inc., Chartered Accountants on the financial statements of the Company for the year ended December 31, 2010 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal years ended December 31, 2010 and December 31, 2009 contained an uncertainty about the Company’s ability to continue as a going concern.

During our fiscal years ended December 31, 2010 and 2009, there were no disagreements with James Stafford, Inc., Chartered Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to James Stafford, Inc., Chartered Accountants’ satisfaction would have caused it to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods.

During our fiscal years ended December 31, 2010 and 2009, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

Vote Required

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting will be required to ratify the appointment of  James Stafford, Inc., Chartered Accountants as our independent registered public accounting firm.  Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect on the outcome of the vote with respect to this proposal.

Our board of directors unanimously recommends that stockholders vote FOR the ratification of the appointment of James Stafford, Inc., Chartered Accountants as the independent registered accounting firm of Constitution Mining for the year ending December 31, 2011.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report shall not be incorporated by reference into any such filings.

Report of the Audit Committee

Below is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2010, which include our balance sheets as of December 31, 2010 and 2009, and the related statements of operations, stockholders’ equity and cash flows for each of the fiscal years ended December 31, 2010 and December 31, 2009 and the notes thereto.

In accordance with the written charter adopted by the board of directors, the Audit Committee of the board of directors has the primary responsibility for overseeing our financial reporting, accounting principles and system of internal accounting controls, and reporting its observations and activities to the board of directors. It also approves the appointment of our independent registered public accounting firm and approves in advance the services performed by such firm.

Review and Discussion with Management

The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2010 the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002, our assessment of internal control over financial reporting and the report by our independent registered public accounting firm thereon.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with James Stafford, Inc., Chartered Accountants, our independent registered public accounting firm for fiscal year 2010, the matters the Audit Committee is required to discuss pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from James Stafford, Inc., Chartered Accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with James Stafford, Inc., Chartered Accountants any relationships that may impact its independence, and satisfied itself as to the independent registered public accounting firm’s independence.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that our audited financial statements for the fiscal year ended December 31, 2010 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the Securities and Exchange Commission.

  Respectfully submitted by:

THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS OF
CONSTITUTION MINING CORP.

Alois Wiget, Chairman

Executive Compensation

The table below sets forth all cash compensation paid or proposed to be paid by us to the chief executive officer and the most highly compensated executive officers, and key employees for services rendered in all capacities to the Company during fiscal years 2010 and 2009.

Summary Compensation Table
As of December 31, 2010

Name (a)	Year	Salary ($) (1)	Bonus ($)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Michael Stocker President and CEO (4)	2010 2009	- -	- -	932,436 188,025	240,000 90,000	1,172,436 278,025

Peter Wiget CFO (5)	2010 2009	- -	- -	103,604 -	15,968 3,857	119,572 3,857

Kenneth Phillippe Former CFO (6)	2010 2009	- -	- -	- 156,688	27,000 24,000	27,000 180,688

Gary Artmont Former CEO and President, Vice President of Exploration (7)	2010 2009	- -	- -	259,010 62,675	30,000 33,535	289,010 96,210
_______
(1)   Executive officers did not receive any salary during the fiscal years ended December 31, 2010 or 2009.
(2)   The amounts in the table reflect the grant date fair value of options and stock awards to the named executive officer in accordance with Accounting Standards Codification Topic 718.  The ultimate values of the options and stock awards to the executives generally will depend on the future market price of CMC’s common stock, which cannot be forecasted with reasonable accuracy. The actual value, if any, that an optionee will realize upon exercise of an option will depend on the excess of the market value of the common stock over the exercise price on the date the option is exercised.  See the “Outstanding Equity Awards at Fiscal Year-End” table below for information regarding all outstanding awards.
(3)   The amounts listed under the Column entitled “All Other Compensation” in the “Summary Compensation Table” related to consulting fees earned during the period reported.
(4)   Dr. Michael Stocker was appointed to serve as our Chief Executive Officer, Principal Executive Officer and President on January 13, 2010.  Compensation reported for Dr. Stocker during the year ended December 31, 2009 was not paid in connection with his service as an executive officer.
(5)   Mr. Peter Wiget served as our Chief Financial Officer, Secretary, and Treasurer from August 2008 to May 2009 and was appointed to serve in these same positions in July 2010.
(6)   Mr. Phillippe served  as our Chief Financial Officer, Principal Financial Officer, Secretary and Treasurer from May 2009 until his resignation in July 2010.
(7)   Mr. Artmont served as our President, Chief Executive Officer and Principal Executive Officer from September 2009 until his resignation in January 2010 and served as a director from September 2007 until his resignation in October 2010.

Compensation Components.

Base Salary.  At this time, we do not compensate our executive officers by the payment of base salaries.  We do pay our executive officers consulting fees which is described in more detail below.

Bonuses.  At this time, we do not compensate our executive officers by the payment of bonus compensation.

Stock Options.  Stock option awards are determined by the Compensation Committee based on numerous factors, some of which include responsibilities incumbent with the role of each executive to the Company and tenure with the Company.

At no time during the last fiscal year was any outstanding option repriced or otherwise modified.  There was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

Other.  At this time, we have no profit sharing plan in place.

Consulting Fees.  We pay our executive officers consulting fees for services rendered.

•
During 2010, Dr. Stocker received $240,000  in compensation for his service as our President and CEO.  During 2010, we paid consulting fees to Stocker International Inc., a company under the control of Dr. Stocker.  The fees paid to Stocker International Inc. are described in this Proxy Statement under the heading “Transactions With Related Persons.”

•
During 2010, we did not directly compensate Mr. Wiget  for his service as our CFO.  Mr. Wiget received a fee of $3,000 for each month of service as our CFO during 2010 indirectly through compensation paid to Witrag Management Consultants SA, a company under his control.

•	During 2010, Mr. Phillippe received $3,000 in January 2010 and $4,000 on a monthly basis from February 2010 thru July 2010 for his service as our CFO.

•	During 2010, Mr. Artmont was paid a monthly consulting fee of $10,000 from January 2010 thru March 2010.

We did not enter into a written consulting or other compensatory agreement with any of our executive officers relating to the compensation or consulting fees paid to them in connection with their service as executive officers of the Company.

The following table presents information concerning the outstanding equity awards for the Named Executive Officers as of December 31, 2010:

Outstanding Equity Awards
Fiscal Year-Ended December 31, 2010

Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Michael Stocker CEO	1,200,000 300,000 900,000	0 0 0	- - -	$1.05 $0.70 $1.10	11/10/2018 5/20/2019 1/22/2020

Peter Wiget CFO	125,000 100,000	0 0	- -	$1.05 $1.10	11/10/2018 1/22/2020

Kenneth Phillippe Former CFO (1)	-	-	-	-	-

Gary Artmont (2) Former CEO and President, Vice President of Exploration	100,000 250,000	- -	- -	$0.70 $1.10	5/20/2019 1/22/2020

(1)   Mr. Phillippe resigned as our Chief Financial Officer, Principal Financial Officer, Secretary and Treasurer in July 2010.  All outstanding equity awards granted to Mr. Phillippe were terminated as of December 31, 2010 as a result of his resignation as an executive officer and director.

(2)  Mr. Artmont served as our President, Chief Executive Officer and Principal Executive Officer from September 2009 until his resignation in January 2010 and served as a director from September 2007 until his resignation in October 2010. All equity awards granted to Mr. Artmont were outstanding as of December 31, 2010, but were terminated subsequent to December 31, 2010 as a result of his resignation as an executive officer and director.

Stock Option Plans

The 2007 Stock Incentive Plan (the “Stock Incentive Plan”) was initially adopted by the board of directors on August 3, 2007.  The Board, with shareholder approval, amended the Stock Incentive Plan to increase the number of shares of common stock issuable under the Plan from 10,000,000 shares to 20,000,000 shares.  Grants of 6,075,000 options have been made under the Stock Incentive Plan to date.

The Stock Incentive Plan authorize us to grant (i) to the key employees incentive stock options to purchase shares of common stock and non-qualified stock options to purchase shares of common stock and restricted stock awards, and (ii) to non-employee directors and consultants’ non-qualified stock options and restricted stock.  Our Compensation Committee administers the Stock Incentive Plan by making recommendations to the board or determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards.

Incentive stock options granted under the Stock Incentive Plan must have an exercise price at least equal to 100% of the fair market value of the common stock as of the date of grant.  Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the common stock on the date of grant. Non-statutory stock options may have exercise prices as determined by our Compensation Committee.

The Compensation Committee is also authorized to grant restricted stock awards under Stock Incentive Plan.  A restricted stock award is a grant of shares of the common stock that is subject to restrictions on transferability, risk of forfeiture and other restrictions and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Compensation Committee.

Equity Compensation Plan Information
As of Fiscal Year End December 31, 2010

The following table sets forth information as of December 31, 2010 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	7,045,000	$0.94	12,955,000
Equity compensation plans not approved by security holders (1)	-	-	-
Total	7,045,000	$0.94	12,955,000
______
1     The Stock Incentive Plan, as amended, was approved by our board of directors and shareholders and authorizes us to grant up to 20,000,000 shares under its terms and conditions.

The following paragraphs provide a summary of the principal features of the Stock Incentive Plan and its operation.

Objectives.  The purpose of the Stock Incentive Plan is to advance our interests by encouraging those eligible to participate in the Stock Incentive Plan to acquire our shares, thereby increasing their proprietary interest in the Company so as to encourage them to remain associated with us, and to furnish them with additional incentive in their efforts on our behalf in the conduct of their affairs.

Oversight.  Authority to control and manage the operation and administration of the Stock Incentive Plan is vested in a committee (the “Committee”) consisting of two or more of our members of the board of directors who are non-employees and “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code).  Members of the Committee are appointed by the board of the directors.

Eligibility.  Any person who is an officer, a director, an employee or a consultant is eligible to participate in the Stock Incentive Plan.  The number of stock options and restricted stock awards that an employee, director, or consultant may receive under our Stock Incentive Plan is in the discretion of the Committee and therefore cannot be determined in advance.  To date, only stock options have been granted under the Stock Incentive Plan.

The following table sets forth (a) the aggregate number of shares subject to options granted under the Stock Incentive Plan during the year-ended December 31, 2010 to persons who served as either an executive officer or director and (b) the average per share exercise price of such options.

Stock Option Grants

Name of Individual or Group	Number of Options Granted (1)	Average per Share Exercise Price
Patrick C. Gorman	100,000	$1.10
Alois Wiget	600,000	$1.10
Michael Stocker	900,000	$1.10
Robert Van Tassell	100,000	$1.10
Peter Wiget	100,000	$1.10
Sam Storey	0	-
_________
(1)   Excludes options granted during the year ended December 31, 2010 to Messrs. Artmont and Phillippe, which have either expired or were forfeited during the fiscal year as a result of their resignation as an executive officer and/or director.

Please see our “Compensation Tables” above for more information about option grants.

Types of Grants

Awards under the Stock Incentive Plan may be in the form of shares of common stock, including unrestricted shares of common stock; options to purchase shares of common stock; stock appreciation rights or similar rights with a fixed or variable price related to the fair market value of the shares of common stock and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions; any other security with the value derived from the value of the shares of common stock, such as restricted stock and restricted stock units; deferred stock units; dividend equivalent rights; or any combination of the foregoing.

Stock Option Awards.  The exercise price of any option shall be determined at the time the option is granted by the Committee.  However, the exercise price may generally not be less than one hundred percent of the fair market value of the shares of common stock on the date of the grant.  Each option expires on the date determined by the Committee, but not later than ten years after the grant date.  The Committee may determine in its discretion whether any option shall be subject to vesting and the terms and conditions of any such vesting.  The Stock Incentive Plan also provides for the immediate vesting of options, as well as authorizes the Committee to cancel outstanding options or to make adjustments to the transfer restrictions on those options in the event of certain changes in corporate control of the company.  Awards, including options, made under the Stock Incentive Plan are not assignable.  Options may be exercised only by delivery to us of a stock option exercise agreement, together with payment in full of the exercise price for the number of shares being purchased.

Grants of Other Incentive Awards.  The Stock Incentive Plan also authorizes us to grant other incentive awards of the nature described in “Stock Incentive Plan--Types of Grants.”  These other incentive awards may be made to any person who is an officer, a director, an employee or a consultant of the Company.  Restricted stock awards may be subject to restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions, as determined by the Committee.  Other incentive awards that the Committee may grant under the Stock Incentive Plan, with the exception of grants of unrestricted common stock, are also subject to any restrictions and conditions imposed by the Committee.

Shares Available.  A maximum of 20,000,000 shares are available for issuance under the Stock Incentive Plan, all of which may be granted as Incentive Stock Options.  Shares subject to awards that lapse become available again for award under the Stock Incentive Plan.  An individual may not be granted options and/or stock appreciation rights for more than 5,000,000 shares in any one calendar year.  Further, an individual may not be granted any other awards covering more than 5,000,000 shares in any one calendar year.

Adjustments Upon Change in Capitalization.  The number of shares covered by each outstanding award, and the number of shares which have been authorized for issuance under the Stock Incentive Plan but as to which no awards have yet been granted or which have been returned to the Stock Incentive Plan, the exercise or purchase price of each such outstanding award, as well as any other terms that the Committee determines require adjustment shall be proportionately adjusted for (a) any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the shares, or (b) any other increase or decrease in the number of issued shares.

Amendment and Termination.  Our board of directors may from time to time amend, modify, suspend or terminate the Stock Incentive Plan; provided, however, that no such action shall impair without the grantee’s consent any award theretofore granted under the Stock Incentive Plan or be made without shareholder approval where such approval would be required as a condition of compliance with the Code or other applicable laws or regulatory requirements.  Unless sooner terminated by the board of directors, the Stock Incentive Plan will terminate ten years after the date the Plan amendment date of March 3, 2009.

Security Ownership of Certain Beneficial Owners and Management
and Related Stockholder Matters

The following table sets forth, as of March 3, 2011, the number and percentage of outstanding shares of common stock beneficially owned by (a) each person known by us to beneficially own more than five percent of such stock, (b) each director of the Company, (c) each named officer of the Company, and (d) all our directors and executive officers as a group.  We have no other class of capital stock outstanding.

	Amount and Nature of Beneficial Ownership

Name and Address of Beneficial Owner (1)	Shares Owned (2)	Options Exercisable Within 60 Days (3)	Percent of Class
Patrick C. Gorman	1,000,000	450,000	0.1%
Sam Storey (4)	2,317,254	2,300,000	2.5%
Robert Van Tassell	-	200,000	*
Alois Wiget (5)	719,500	1,519,500	1.2%
Peter Wiget (6)	214,500	430,000	0.4%
Michael Stocker	-	2,400,000	1.3%
All current directors and executive officers as a group (six persons)	4,251,254	7,299,500	6.1%
                 ___________
*    Represents less than one percent of the class.
(1)  The address of these persons is c/o Pasaje Mártir Olaya 129, Oficina 1203, Centro Empresarial José Pardo Torre A,
       Miraflores, Lima, Perú
(2)  Except as otherwise indicated, all shares shown in the table are owned with sole voting and investment power.
(3)This column represents shares not included in “Shares Owned” that may be acquired by the exercise of options within sixty days of the date of April 6, 2010.
(4)  Shares and Options owned are held by Mr. Storey as Trustee for Sammy M. Storey & Mary Ellen Revocable
       Trust 05/01/01.
(5)   Includes 350,000 shares and options to purchase 350,000 shares held by Vittoria Finance Limited and 164,500 shares and options to purchase 164,500 shares held by Witrag Management Consultants SA.
(6)   Shares owned are held by Mr. Wiget’s spouse.

The above beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Exchange Act, as required for purposes of this Proxy Statement; accordingly, it includes shares of Constitution Mining common stock that are issuable upon the exercise of stock options exercisable within sixty days of March 3, 2011.  Such information is not necessarily to be construed as an admission of beneficial ownership for other purposes.

Transactions with Related Persons

Agreements Involving Stocker International Inc.

We retained Stocker International Inc. to provide consulting services to us in the form of a social outreach program in connection with our operations in Peru.  Michael Stocker, our Chief Executive Officer and a member of our board of directors, is the sole owner of Stocker International Inc.  On or about October 1, 2009, we entered into a consulting and services contact with Stocker International Inc. for a one year term.  Pursuant to the terms of this consulting and services contract, consultants are to be paid $200 per hour for less than a half a day of service and $1,300 per day for each day of service that exceeds a half a day of work, which is the maximum amount payable in any business day.  We can terminate the consulting and services contract upon providing to three month’s written notice to Stocker International, Inc.  For the year ended December 31, 2009, we paid Stocker International Inc. a total of $257,130 for consulting services and reimbursement of expenditures.  For the year ended December 31, 2010, we paid Stocker International Inc. a total of $210,741 for consulting services and reimbursement of expenditures.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent (10%) of our common stock, to file with the Securities and Exchange Commission reports of ownership of, and transactions in, our securities and to provide us with copies of those filings.  To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the year ended December 31, 2010, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, with the following exceptions: Mr. Alois Wiget failed to file a Form 4 reporting one transaction in a timely fashion.

Other Matters

Our board of directors is not aware of any other matters to be presented for action at the annual meeting. However, if any other matter is properly presented at the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the board of directors may recommend.

Advance Notice Provisions for
Stockholder Proposals and Nominations

The bylaws of the Company provide that in order for a stockholder to nominate directors at an annual meeting or to propose business to be brought before an annual meeting, the stockholder must give timely, written notice to the Secretary of the Company and such notice must be delivered to or received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders.  Such stockholder’s notice shall include, with respect to each matter that the stockholder proposes to bring before the annual meeting, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, that is required under the Securities Exchange Act of 1934, as amended.  In addition, the stockholder must include in such notice the name and address, as they appear on the Company’s records, of the stockholder proposing such business or nominating such persons, the number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder of record, and any material interest or relationship that such stockholder of record may respectively have in such business or with such nominee.  At the request of the board of directors, any person nominated for election as a director shall furnish to the Secretary of the Company the information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

Future Proposals of Stockholders

The deadline for stockholders to submit proposals to be considered for inclusion in the proxy statement for the next annual meeting of stockholders is December 21, 2011.

Annual Report

This proxy statement is accompanied by a copy of our annual report for the fiscal year ended December 31, 2010.

BY ORDER OF THE BOARD OF
DIRECTORS

/s/ Patrick Gorman
     Patrick Gorman
     Chairman of the Board

April __, 2011
Lima, Peru

CONSTITUTION MINING CORP.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 25, 2011

The undersigned hereby appoints Michael Stocker and Patrick Gorman, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of Constitution Mining Corp. (the “Company”) held of record by the undersigned at the 2011 Annual Meeting of Stockholders of the Company on Wednesday, May 25, 2011, at the offices of Quarles & Brady, 411 E. Wisconsin Avenue, Milwaukee, Wisconsin, 53202-4497 at 10:00 A.M. (CST), and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

When properly executed, this proxy will be voted as designated by the undersigned. If no choice is specified, the proxy will be voted:

1.	To elect six directors;

2.	To amend the Company’s Certificate of Incorporation to increase the authorized amount of common stock, par value $0.001 per share, from 300,000,000 shares to 600,000,000 shares;

3.	To amend Company’s Certificate of Incorporation to designate the 50,000,000 shares of the Company’s authorized preferred stock, $0.01 par value per share, as a class of “blank check” preferred stock;

4.	To ratify the appointment of James Stafford, Inc., Chartered Accountants as our independent registered public accounting firm; and

5.	To act upon such other business as may properly come before the annual meeting.

(Continued and to be dated and signed on reverse side)

2011 ANNUAL MEETING OF STOCKHOLDERS OF
CONSTITUTION MINING CORP.

Wednesday, May 25, 2011

Please date, sign and mail your proxy card in the
envelope provided as soon as possible

i   Please detach along perforated line and mail in the envelope provided.  i
- - - - - - - - - - - - - - -- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

A.	Proposals — The board of directors recommends that stockholders vote FOR the approval of the below proposals to be submitted at the 2011 Annual Meeting.

1. Election of Directors	For	Withhold
01 — Michael Stocker	☐	☐
02 — Sam Storey	☐	☐
03 — Pat Gorman	☐	☐
04 — Alois Wiget	☐	☐
05 — Robert Van Tassell	☐	☐
06 — Peter Wiget	☐	☐

		For	Against	Abstain
2.	To amend the Company’s Certificate of Incorporation to increase the authorized amount of common stock, par value $0.001 per share, from 300,000,000 shares to 600,000,000 shares	☐	☐	☐
		For	Against	Abstain
3.	To amend Company’s Certificate of Incorporation to designate the 50,000,000 shares of the Company’s authorized preferred stock, $0.01 par value per share, as a class of “blank check” preferred stock	☐	☐	☐
		For	Against	Abstain
4.	To ratify the appointment of James Stafford, Inc., Chartered Accountants as our independent registered public accounting firm.	☐	☐	☐

B.           Non-Voting Items

Change of Address — Please print your new address below.

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. ☐

C.	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign.

Please sign exactly as your name or names appear above.  For joint accounts, each owner should sign.  When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

Date (mm/dd/yyyy)—Please print date below.	Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box

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